UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2017

ALJ Regional Holdings, Inc.

(Exact name of registrant as specified in its charter)

______________

Delaware	001-37689	13-4082185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358

New York, NY 10016

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(212) 883-0083

(Former name or former address, if changed since last report.)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2017, ALJ Regional Holdings, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended December 31, 2016. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Material.

On February 13, 2017, the Company issued a news release announcing its earnings for the quarter ended December 31, 2016, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Earnings Release dated February 13, 2017

This Form 8-K and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ REGIONAL HOLDINGS, INC.

	By:	/s/ T. Robert Christ
	Name:	T. Robert Christ
	Title:	Chief Financial Officer
February 14, 2017		(Principal Financial Officer)